                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                Delchamps, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     Board of Directors of Delchamps, Inc.
- -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

    ------------------------------------------------------


    (4) Date Filed:

    ------------------------------------------------------

                                                             PRELIMINARY COPIES
                       [LOGO OF DELCHAMPS APPEARS HERE]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        to be held on October 22, 1996

                               ----------------

To the Shareholders of Delchamps, Inc.:

  The annual meeting of shareholders of Delchamps, Inc. (the "Company") will be held in the Alabama Ballroom of the Adam's Mark Riverview Plaza Hotel, 64 South Water Street, Mobile, Alabama, at 10:00 a.m., Central Daylight Time, on Tuesday, October 22, 1996 for the purpose of considering and voting upon the following matters:

    1. The election of three directors for a three-year term expiring in 1999,

    2. A proposal to approve the Directors' Stock Option Plan,

    3. A proposal to amend the Company's Articles of Incorporation to add a provision eliminating the personal liability of the Company's directors to the Company or its shareholders for money damages under certain circumstances as described herein,

    4. A proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 28, 1997, and

    5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on September 12, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

  All shareholders are cordially invited to attend the meeting in person. However, if you are unable to attend in person and wish to have your stock voted, PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Your proxy may be revoked by appropriate notice to the Secretary of the Company at any time prior to the voting thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                  [Signature of Timothy E. Kullman appears here]
                                                 TIMOTHY E. KULLMAN
                                            Senior Vice President, Chief
                                                      Financial
                                          Officer, Treasurer and Secretary

Mobile, Alabama
September 16, 1996

DELCHAMPS, INC. . 305 DELCHAMPS DRIVE . P.O. BOX 1668 . MOBILE, ALA. 36633-1668 . (205) 433-0431

                                                             PRELIMINARY COPIES

                                DELCHAMPS, INC.
                              305 DELCHAMPS DRIVE
                                 P.O. BOX 1668
                          MOBILE, ALABAMA 36633-1668

                               ----------------
                                PROXY STATEMENT
                               ----------------

  This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Delchamps, Inc. (the "Company"), for use at the annual meeting of shareholders of the Company to be held on Tuesday, October 22, 1996 and at any adjournment thereof. It is anticipated that this proxy statement and the accompanying form of proxy will be mailed to shareholders commencing on or about September 16, 1996.

  Only shareholders of record at the close of business on September 12, 1996 are entitled to notice of and to vote at the annual meeting. On that date, the Company had outstanding 7,112,940 shares of Common Stock, each of which is entitled to one vote.

  A shareholder who has given a proxy may revoke it by voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

  The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone and facsimile transmission, by directors, officers and regular employees of the Company who will not receive additional compensation therefor. Additionally, banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such institutions for their reasonable expenses in forwarding proxy materials to their principals.

                             ELECTION OF DIRECTORS

GENERAL

  The Company's by-laws authorize the Board of Directors to fix the size of the Board. Pursuant thereto, the Board has fixed the number of directors at nine. The Board has nominated three persons for election as directors at the meeting and proxies cannot be voted for more than three persons. The terms of three directors, John A. Caddell, Carl F. Bailey and Timothy E. Kullman will expire at the annual meeting. Messrs. Caddell and Bailey currently are serving three-year terms that expire at the annual meeting and are being nominated for re-election for three-year terms expiring in 1999. Mr. Kullman was elected to the Board at the 1995 Shareholders Meeting to serve a one-year term and is being nominated for election for a three-year term expiring in 1999. Unless authority to vote for the election of directors is withheld, all shares represented by the enclosed form of proxy will be voted in favor of the election of each of the three nominees listed below. Under the Company's by-laws, directors are elected by plurality vote. If any nominee becomes unavailable for election, proxies in the enclosed form will be voted for such person, if any, as may be designated by the Board of Directors. Management has no reason to believe that any nominee will be unavailable. Under the Company's by-laws, a shareholder may nominate one or more persons for election as directors only if written notice of such shareholder's intent to make such nomination, together with certain other information, has been given to the Secretary of the Company at least 90 days in advance of the annual meeting. Because no shareholder has given such notice to the Secretary, no other nominations will be accepted at the annual meeting.

INFORMATION WITH RESPECT TO DIRECTORS

  Set forth below is information regarding the age and principal occupation or employment of each director. Unless otherwise indicated, each director has been engaged in the principal occupation shown for more than the past five years.

                                                              FIRST   NOMINATED
            NAME, AGE, PRINCIPAL OCCUPATION AND              ELECTED  FOR TERM
          DIRECTORSHIPS IN OTHER PUBLIC COMPANIES            DIRECTOR EXPIRING
          ---------------------------------------            -------- ---------
NOMINEES FOR ELECTION:
Carl F. Bailey, 65(1)(2)(7).................................   1987     1999
 Retired President and Chief Executive Officer, South Cen-
 tral Bell Telephone Company, Retired Co-Chairman, BellSouth
 Telecommunications, Inc.
John A. Caddell, 66(1)(2)...................................   1977     1999
 Chairman of the Board and Chief Executive Officer, Caddell
 Construction
 Company Inc.
Timothy E. Kullman, 40(5)...................................   1995     1999
 Senior Vice-President, Chief Financial Officer, Treasurer
 and Secretary of the Company

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE THREE NOMINEES NAMED ABOVE.

                                                               FIRST   SERVING
             NAME, AGE, PRINCIPAL OCCUPATION AND              ELECTED    TERM
           DIRECTORSHIPS IN OTHER PUBLIC COMPANIES            DIRECTOR EXPIRING
           ---------------------------------------            -------- --------
OTHER DIRECTORS:
J. Thomas Arendall, Jr., 54(1)(2)(8).........................   1991     1997
 President Arendall and Associates, Inc. (professional and
 business services provider)
E. E. Bishop, 65(1)(2)(9)....................................   1989     1997
 Member of Board of Directors, Morrison Fresh Cooking, Inc.
 (family restaurant chain) and Morrison Health Care, Inc.
 (food service provider for health care institutions)
James M. Cain, 63(1)(2)(3)...................................   1990     1998
 Retired Vice Chairman, Entergy Corporation (electric and gas utility holding company); Director, Whitney Holding
 Corporation (bank holding company)
William W. Crawford, 68(1)(2)(4).............................   1977     1998
 Retired Senior Vice President and Secretary, Kraft, Inc.
 (food, consumer and commercial products company)
Richard W. La Trace, 59(6)...................................   1995     1998
 President of the Company
David W. Morrow, 64(1)(10)...................................   1994     1997
 Chairman and Chief Executive Officer of the Company;
 Director, Furr's Supermarkets, Inc.

- --------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Mr. Cain retired September 1, 1993 as Vice Chairman of Entergy Corporation, a position he had held since February 1991. Prior to that time he was Chairman and Chief Executive Officer of Louisiana Power & Light Co. and New Orleans Public Service, Inc., both subsidiaries of Entergy.
(4) Prior to September 1988, Mr. Crawford also served as Kraft's general counsel. He retired from Kraft in December 1988.
(5) Mr. Kullman joined the Company on August 22, 1994 as Senior Vice-President and Chief Financial Officer. In 1995 he was also named Treasurer and Secretary. From August 1989 to July 1994, Mr. Kullman served as Senior Vice-President, Chief Financial Officer and Secretary of Farm Fresh, Inc., a retail grocery chain.

                                            (Notes continued on following page)

(6) Mr. La Trace was named President of the Company in June 1995 . He served as President and Chief Operating Officer of XTRA Super Foods, Inc. from July 1992 until his retirement in November 1993 and served as President of Corporate Retail for Wetterau, Inc. from December 1990 to July 1992.
(7) In October 1991, Mr. Bailey retired as President and Chief Executive Officer of South Central Bell Telephone Company and Co-Chairman of BellSouth Telecommunications, Inc.
(8) Mr. Arendall has served as President of Arendall and Associates, Inc. since October 1992. From May 1992 until its incorporation in October 1992, Mr. Arendall was a partner of Arendall and Associates. Prior to May 1992 he was principally employed as President of Gulf Furniture Stores, Inc.
(9) Prior to June 1992, Mr. Bishop also served as Chief Executive Officer of Morrison Restaurants, Inc.
(10) Mr. Morrow was named Chairman of the Board and Chief Executive Officer of the Company in April 1995. In 1994, Mr. Morrow retired as President and Chief Executive Officer of Pueblo International, Inc., a supermarket chain ("Pueblo"). Mr. Morrow served as Chairman and Chief Executive Officer of Pueblo from 1991 to 1993 and as President and Chief Operating Officer from 1983 to 1991.

                               ----------------

  During the Company's last fiscal year the Board of Directors held five meetings. The Board has a Compensation Committee and an Audit Committee. The Audit Committee met one time during the last fiscal year with the Company's internal auditor and with its independent public accountants to review their accounting, financial and audit reports, their recommendations for improvements in internal accounting controls and their audit plan for the 1996 annual audit. The Compensation Committee, which met four times during the last fiscal year, sets all officers' compensation and administers the Company's incentive compensation plans. No director attended fewer than 75% of the total number of meetings of the Board and the committees on which he served.

COMPENSATION OF DIRECTORS

  During the last fiscal year each director not otherwise employed by the Company received an annual retainer of $16,000 as well as a fee of $1,500 for each Board meeting attended and $650 for each Audit or Compensation Committee meeting attended. A director may elect to defer his retainer and meeting fees until the earlier of the director's 70th birthday or the date the director ceases to be a member of the Board. Deferred amounts earn interest at a rate equal to the interest paid on 90-day U.S. Treasury bills. Directors may also choose to use their retainer and meeting fees to purchase Company Common Stock at a 10% discount from its current trading price.

            SECURITY HOLDINGS OF DIRECTORS, EXECUTIVE OFFICERS AND
                           CERTAIN BENEFICIAL OWNERS

SECURITY HOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information concerning the beneficial ownership of Common Stock of the Company by each director, by each nominee for director, by each executive officer for whom compensation information is disclosed under the heading "Summary of Executive Compensation" and by all directors and current executive officers of the Company as a group, as of August 13, 1996, determined in accordance with Rule 13d-3 of the Securities and Exchange Commission. Unless otherwise indicated, the Common Stock shown is held with sole voting and investment power.

                                                      NUMBER OF     PERCENT
   NAME OF BENEFICIAL OWNER                            SHARES     OF CLASS (1)
   ------------------------                           ---------   ------------
   DIRECTORS AND NOMINEES FOR DIRECTOR
   J. Thomas Arendall, Jr. ..........................      572          *
   Carl F. Bailey....................................    1,795          *
   E. E. Bishop......................................    1,686          *
   John A. Caddell...................................    4,400          *
   James M. Cain.....................................      600          *
   William W. Crawford...............................    6,724(2)       *
   Timothy E. Kullman................................    3,333(3)       *
   Richard W. La Trace...............................   16,667(3)       *
   David W. Morrow...................................  205,000(4)     2.8%
   NAMED EXECUTIVE OFFICERS WHO ARE NOT ALSO
    DIRECTORS OR NOMINEES
   Frank L Bennen....................................    1,667(3)       *
   Thomas P. Robbins.................................    1,667(3)       *
   ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
    GROUP(5).........................................  287,298        3.9%

- --------
 * Less than 1%.
(1) Shares subject to options exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of the Common Stock owned by such person individually and by all directors and executive officers as a group but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.
(2) Includes 500 shares held of record by Mr. Crawford's wife.
(3) Shares entitled to be acquired pursuant to currently exercisable stock options.
(4) Includes 200,000 shares entitled to be acquired pursuant to currently exercisable stock options.
(5) Includes only current directors and executive officers.

SECURITY HOLDINGS OF CERTAIN BENEFICIAL OWNERS

                                                            NUMBER OF PERCENT
   NAME AND ADDRESS                                          SHARES   OF CLASS
   ----------------                                         --------- --------
   First Alabama Bank
   Trustee fbo Delchamps, Inc.
   Employee Stock Ownership Trust(1)....................... 1,156,593  16.26%
    Post Office Drawer 2527
    Mobile, Alabama 36622
   GAMCO Investors, Inc., Gabelli Funds Inc.,
   Gabelli & Company, Inc., Mario J. Gabelli, Gabelli In-
    ternational
    Limited (2)............................................ 1,038,941  14.61%
    One Corporate Center
    Rye, New York 10580-1434
   Heine Securities Corporation(3).........................   479,679   6.74%
    51 John F. Kennedy Parkway
    Short Hills, New Jersey 07078

- --------
(1) Shares held by the Trustee are voted according to the instructions of each participating employee to the extent of the number of shares allocated to his account on all matters submitted to a vote of shareholders. Unallocated shares are required to be voted as a block in the same manner as a majority of the allocated shares.
(2) As reported on Amendment No. 13 to Schedule 13D dated April 21, 1995 and filed with the Securities and Exchange Commission. A total of 99,029 of such shares are held with sole investment power only.
(3) As reported on Schedule 13F as of June 30, 1996 and filed with the Securities and Exchange Commission on August 15, 1996.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and greater-than-10% shareholders to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of the Company's Common Stock. The Company inadvertently filed approximately 10 days late on behalf of Thomas P. Robbins, an executive officer, one Statement of Changes of Beneficial Ownership of Securities (Form 4) reporting one purchase of shares of Common Stock.

                            EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

  The following table sets forth information with respect to compensation paid by the Company for services rendered in all capacities during the fiscal years ended July 2, 1994, July 1, 1995 and June 29, 1996 to each person who served as the Chief Executive Officer during the last fiscal year and to each of the four other most highly compensated persons who served as executive officers of the Company during the last fiscal year and whose salary and bonus exceeded $100,000.

                                                        LONG-TERM
                                                       COMPENSATION
                                                       ------------
                                 ANNUAL COMPENSATION      AWARDS
                                ---------------------- ------------
                                                        SECURITIES
                                                        UNDERLYING   ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR  SALARY   BONUS     OPTIONS    COMPENSATION
- ---------------------------     ---- -------- -------- ------------ ------------
David W. Morrow, Chairman of
 the Board and Chief Executive
 Officer(1)...................  1996 $520,000       --   100,000           --
                                1995  112,000       --   100,000           --
Richard W. La Trace,
 President(2).................  1996  300,000 $100,000    50,000      $32,000
Timothy E. Kullman, Senior
 Vice President, Chief
 Financial Officer, Treasurer
 and Secretary(3).............  1996  165,375   25,000        --           --
                                1995  131,149       --     5,000       43,500(4)
Frank L. Bennen, Senior Vice
 President, Operations(5).....  1996  160,000   25,000     5,000       23,130(4)
                                1995    3,077       --        --           --
Thomas P. Robbins, Senior Vice
 President, Sales and
 Marketing(6).................  1996  120,577   18,720     5,000       18,760(4)

- --------
(1) Mr. Morrow was named Chairman and Chief Executive Officer in April, 1995.
(2) Mr. La Trace joined the Company in June, 1995.
(3) Mr. Kullman joined the Company in August, 1994.
(4) Consists of reimbursement of relocation expenses.
(5) Mr. Bennen joined the Company in June, 1995.
(6) Mr. Robbins joined the Company in October, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                          INDIVIDUAL GRANTS
- ----------------------------------------------------------------------- POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF    PERCENTAGE OF                     ASSUMED ANNUAL RATES OF STOCK
                         SECURITIES   TOTAL OPTIONS                     PRICE APPRECIATION FOR OPTION
                         UNDERLYING    GRANTED TO                                   TERM
                          OPTIONS     EMPLOYEES IN  EXERCISE EXPIRATION -----------------------------
          NAME            GRANTED      FISCAL YEAR   PRICE      DATE         5%             10%
          ----           ----------   ------------- -------- ---------- -----------------------------
David W. Morrow.........  100,000(1)      62.5%     $18.875   12/14/00       $521,500      $1,152,500
Richard W. La Trace.....   50,000(2)      31.3%      18.00    06/05/05        566,000       1,434,500
Frank L. Bennen.........    5,000(2)       3.1%      18.75    06/26/05         58,950         149,400
Thomas P. Robbins.......    5,000(2)       3.1%      18.25    10/08/05         57,400         145,450

- --------
(1) The options are exercisable at any time before expiration.
(2) The options become exercisable in one-third annual increments, unless the Compensation Committee elects to accelerate exercisability. In addition, the options automatically become exercisable in the event of a change of control of the Company.

   AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                    VALUES

                                            NUMBER OF UNEXERCISED   VALUE OF UNEXERCISED IN-
                          SHARES           IN-THE-MONEY OPTIONS AT    THE-MONEY OPTIONS AT
                         ACQUIRED              FISCAL YEAR END           FISCAL YEAR END
                            ON     VALUE   ------------------------ -------------------------
          NAME           EXERCISE REALIZED EXECISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           -------- -------- ---------- ------------- ----------- -------------
David W. Morrow.........   None      $0     200,000          --     $1,175,000          --
Richard W. La Trace.....   None       0      16,667      33,333        164,169    $208,331
Frank L. Bennen.........   None       0       1,667       3,333          9,168      18,332
Timothy E. Kullman......   None       0       1,667       3,333          9,585      19,165
Thomas P. Robbins.......   None       0          --       5,000             --      30,000

CHANGE OF CONTROL AGREEMENTS

  The Company has entered into change of control agreements with each of the executive officers named in the Summary Compensation Table. The purpose of the agreements is to diminish the inevitable distraction of executives by the personal economic concerns and anxieties that are created by the possibility, threat or occurrence of a change of control and, thereby, to encourage the continued dedication of the executives to advancing the Company's business interests during such periods of uncertainty.

  The agreements do not constitute employment contracts and only apply in circumstances following a change of control. The agreements provide that certain employment and severance arrangements become effective if a change of control, as defined in the agreements, occurs within three years from the date of the agreements, with automatic annual extensions unless terminated after notice by the Company.

  If a change of control occurs during the term of the agreements, the agreements provide for continued employment of the executives, in at least comparable positions with at least comparable compensation and benefits, for three years following the change of control. If the Company terminates an executive's employment during such three-year period other than for cause or disability or if the executive terminates employment for good reason, the executive is entitled to receive, in addition to other accrued amounts such as vacation pay, a lump sum in cash equal to three times his annual base salary and bonus. An executive who continues employment for one year after a change of control earns a special bonus equal to his annual salary and bonus. In addition, an executive who continues employment for such one-year period may terminate employment during the 30-day period immediately following without any reason and receive the same benefits as if he had terminated for good reason. The agreements further provide for payment to the executive of an amount equal to the excise tax, if any, payable by the executive on his severance benefits. Health and other welfare benefits continue, following termination, for the remainder of the three-year period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the last fiscal year, all members of the Board of Directors of the Company, other than David W. Morrow, Richard W. La Trace and Timothy E. Kullman, served on the Compensation Committee. None of the members of the Compensation Committee have been officers or employees of the Company or any of its subsidiaries. No executive officer of the Company served in the last fiscal year as a director or a member of the compensation committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 Compensation Philosophy

  The Compensation Committee of the Board of Directors (the "Committee") is responsible for review and administration of the Company's executive compensation program. The Committee's strategy is to develop and implement an executive compensation program that allows the Company to attract and retain highly qualified persons to manage the Company in order to enhance shareholder value. The objectives of this strategy are to provide a compensation package that permits the recognition of individual contributions and achievements as well as Company results. Within this strategy, the Committee considers it essential to the vitality of the Company to maintain levels of compensation opportunity that are competitive with similar companies in the grocery industry. The Committee recommends to the entire Board salary levels for the executive officers of the Company. The Committee also administers the Company's annual incentive plan and the 1993 Stock Incentive Plan. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials and independent professional compensation consultants.

  Under the Omnibus Budget Reconciliation Act ("OBRA") enacted in 1993, publicly held companies may be prohibited from deducting as an expense for federal income tax purposes total compensation in excess of $1 million paid to certain executive officers in a single year. However, OBRA provides an exception for compensation that qualifies as "performance based." The Committee has not taken any action to qualify any portion of executive compensation as performance based. The Committee will periodically evaluate compensation levels and may determine to take action in the future to ensure that all executive compensation paid will be deductible.

 Base Salaries

  Salaries for executive officers, including the Chief Executive Officer, are generally based on evaluations of the executives' performance, their contributions to the performance of the Company, their responsibilities, experience and potential, and compensation practices for comparable positions at other companies in the grocery industry. The base salary opportunities are targeted at the 50th percentile of a large group of both public and private supermarket chains. The comparison group includes the companies that make up the Dow Jones Food Retailers Index but is weighted more heavily toward supermarket chains similar in size to the Company. Incremental amounts may be earned above the 50th percentile for outstanding performance.

 Annual Incentive Compensation

  Executive officers are eligible for annual incentive awards. These awards are not in addition to market level compensation but are designed to place a significant part of an executive's annual compensation at risk. The Chief Executive Officer's award is based on corporate performance measured against pre-tax profit objectives set by the Committee at the beginning of the year. Awards to other executive officers are based on the same corporate performance measure and on individual achievement of specified objectives established by the Chief Executive Officer at the beginning of the year. Targeted awards are a percentage of the executive officer's base salary ranging from 15% to 50% based on the officer's position and salary grade. Awards based on Company performance may range from 25% of target for exceeding a threshold profit level to a maximum award of 50% greater than target for achieving or exceeding a maximum pre-tax profit goal. At year-end, individual performance of the other executive officers is evaluated against pre-established objectives. Mr. Morrow was not eligible to receive an annual incentive award for fiscal year 1996.

  The combination of base salary and an annual incentive award are intended to provide an executive the opportunity to earn total compensation slightly above the 50th percentile of the competitive marketplace if Company and individual goals are achieved.

 Long-Term Incentive Plan

  To be consistent with the Company's executive compensation philosophy, the Committee recommends that a significant portion of total executive compensation be tied directly to shareholders' results. Toward that end, the Board of Directors adopted the 1993 Stock Incentive Plan (the "Incentive Plan") and the Incentive Plan was approved by the Company's shareholders at the 1993 annual meeting. Stock options and other stock incentives are an integral part of the Company's executive compensation program in order to align the interests of the executive officers with the interests of the Company's shareholders. The Committee granted stock options to the Company's executive officers in fiscal 1996 and intends to grant stock options annually through the Incentive Plan to provide officers with the opportunity to buy and maintain an equity interest in the Company, thereby encouraging them to direct their efforts toward appreciation of the value of the Company's common shares. The number of options that a particular executive officer receives is generally based upon the officer's base salary and level of responsibility. The options granted have an exercise price equal to the fair market value of the shares on the grant date and, to encourage a long-term perspective, generally vest over three years and have a ten-year term. Mr. Morrow was granted 100,000 immediately exercisable options with a five year term. Mr. Morrow was granted these options to provide him with a short-term and long-term incentive in lieu of an annual bonus for fiscal 1996. Stock option compensation bears a direct relationship to corporate performance in that, over the long term, share price appreciation depends upon corporate performance, and without share price appreciation the options are of no value.

  Submitted by the Compensation Committee.

       J. Thomas Arendall, Jr.                       John A. Caddell
           Carl F. Bailey                             James M. Cain
            E. E. Bishop                           William W. Crawford

PERFORMANCE GRAPH

  The graph below compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the Dow Jones Food Retailers Index, in each case assuming the investment of $100 on July 1, 1991 at closing prices on June 30, 1991 and the reinvestment of dividends. The Dow Jones Food Retailers Index consists of the following eleven companies and is published periodically in the Wall Street Journal: Albertson's, Inc., American Stores Company, Bruno's, Inc., Flemming Companies Inc., Food Lion, Inc., Giant Food Inc., The Great Atlantic & Pacific Tea Company, Inc., The Kroger Company, SUPERVALU INC., The Vons Companies, Inc. and Winn-Dixie Stores, Inc.


                             [CHART APPEARS HERE]


                                                TOTAL RETURN FOR THE YEAR
                                         ---------------------------------------
                                         1991  1992   1993   1994   1995   1996
                                         ---- ------ ------ ------ ------ ------
Delchamps............................... 100   75.96  74.52  87.50  74.04  93.27
S&P 500................................. 100  109.96 121.38 119.70 146.77 181.16
Dow Jones Food Retailers Index.......... 100  107.62 106.33 103.21 128.25 148.43

                            PROPOSAL TO APPROVE THE
                         DIRECTORS' STOCK OPTION PLAN

GENERAL

  The Directors' Stock Option Plan (the "DSOP") was approved by the Board effective July 29, 1996, subject to the approval of the shareholders at the annual meeting. The Board believes that the DSOP promotes the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain directors of experience and ability, and by encouraging the highest level of performance by providing directors with a proprietary interest in the Company's financial success and growth. If the DSOP is not approved by the shareholders at the annual meeting, the options previously granted under the DSOP will be forfeited. The primary features of the DSOP are summarized below. A complete copy of the DSOP is set forth as Appendix A to this proxy statement and the following description of the DSOP is qualified in its entirety by reference to the terms of the DSOP.

ELIGIBILITY AND GRANTS

  Only non-employee directors of the Company are eligible to participate in the DSOP, and the Company currently has six non-employee directors who will be participants. The DSOP provides for the automatic grant on July 29, 1996 to participants of an option to acquire 5,000 shares of the Company's Common Stock. If a non-employee director is added to the Board from July 30, 1996 to July 29, 1999, the director will also receive an option for 5,000 shares. Subject to certain adjustment provisions described in the DSOP, the aggregate number of shares of Common Stock that may be acquired upon the exercise of
options under the DSOP is 40,000. On           , 1996, the closing sale price
of a share of Common Stock, as reported on the Nasdaq National Market, was
$       .

OPTION TERMS AND CONDITIONS

  The options granted to non-employee directors on July 29, 1996 become exercisable in one-third annual increments beginning July 29, 1997, unless accelerated as described below. Options granted to non-employee directors who join the Board from July 30, 1996 to July 29, 1999 will become exercisable in equal portions on July 29 of each year following the date of grant, such that all options will be fully exercisable on July 29, 1999. In addition, the Compensation Committee may accelerate the exercisability of any option at any time in its discretion and the options become immediately exercisable in the event of a change of control of the Company, as defined in the DSOP. If a non-employee director ceases to serve on the Board of Directors for any reason, exercisable options granted under the DSOP must be exercised within one year from the date of termination of Board service. The options expire and may not be exercised after July 29, 2001.

  The exercise price will be the fair market value of a share of Common Stock on the date of grant. The exercise price may be paid (i) in cash; (ii) by check; (iii) by delivery of shares of Common Stock, which, unless otherwise determined by the Compensation Committee, shall have been held by the participant for at least six months; (iv) by simultaneously exercising options and selling the shares of Common Stock acquired pursuant to a brokerage or similar arrangement and using the proceeds from such sale as payment of the exercise price; or (v) in such other manner as may be authorized from time to time by the Compensation Committee.

  No option or right under the DSOP will be assignable or subject to any encumbrance, pledge or charge of any nature. Furthermore, no option under the DSOP is transferable by a holder other than (i) by will, (ii) by the laws of descent and distribution, (iii) pursuant to a domestic relations order, as defined by the Internal Revenue Code of 1986, as amended (the "Code") or to family members, a family partnership, a trust for family members or to charitable institutions, if permitted by the Committee and so provided in the option agreement or an amendment thereto.

ADJUSTMENT

  In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there will be substituted for each of the shares of Common Stock then subject to the DSOP the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the DSOP, including shares subject to options, will be adjusted in proportion to the change in outstanding shares of Common Stock. Participants will be provided with the same relative rights before and after such adjustments.

ADMINISTRATION

  The DSOP is administered by the Compensation Committee, which is composed of non-employee directors who are eligible to participate in the DSOP. The Compensation Committee has the power to interpret the Plan and to make all other determinations necessary for the DSOP's administration.

  The Board will have the power, in its discretion, to amend, suspend or terminate the DSOP at any time. The Board may not, however, if necessary for the availability of the exemption provided by Rule 16b-3 under the 1934 Act, amend the eligibility requirements or the granting schedule more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. Furthermore, no amendment, suspensions or termination of the DSOP may alter, terminate, impair or adversely affect any rights or obligations under any option previously granted without the consent of the holder.

AWARDS TO BE GRANTED

  Non-qualified stock options have been granted to the persons and group described in the table below, subject to approval of the DSOP by the shareholders at the annual meeting. Additional non-employee directors who join the Board while the DSOP is in effect would also receive options under the DSOP to the extent shares remain available for issuance through the DSOP.

                          NEW PLAN BENEFITS UNDER THE
                         DIRECTORS' STOCK OPTION PLAN

                                                                      NUMBER OF
      NAME                                                             OPTIONS
      ----                                                            ---------
      J. Thomas Arendall, Jr.........................................   5,000
      Carl F. Bailey.................................................   5,000
      E. E. Bishop...................................................   5,000
      John A. Caddell................................................   5,000
      James M. Cain..................................................   5,000
      William W. Crawford............................................   5,000
      All current directors who are not executive officers as a
      group..........................................................  30,000

FEDERAL TAX CONSEQUENCES

  A non-employee director who receives an option under the DSOP will not recognize any income, nor will the Company be entitled to any tax deduction, in the year of the grant. At the time that an option is exercised, the non-employee director will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares purchased over (ii) the exercise price paid for such shares. The Company will be entitled to a deduction in an amount equal to the amount includable in the income of the non-employee director, in the taxable year in which the non-employee director is required to recognize the income.

VOTE REQUIRED

  Approval of the DSOP by the shareholders requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE DIRECTORS' STOCK OPTION PLAN.

                        PROPOSAL TO AMEND THE COMPANY'S
                           ARTICLES OF INCORPORATION

  Effective January 1, 1995, the Alabama Business Corporation Law (the "ABCL"), under which the Company is organized, was amended to permit a corporation's articles of incorporation to include a provision that eliminates or limits, in certain circumstances, the exposure of the corporation's directors to liability for monetary damages for breaches of their fiduciary duty of care. The Board of Directors unanimously has approved and voted to recommend to the shareholders an amendment to the Company's Articles of Incorporation that would take advantage of the new statute and limit a director's liability to the Company or its shareholders for monetary damages to the fullest extent permitted by the ABCL. The proposed amendment would eliminate liability for breaches of a director's fiduciary duty of care, but would not eliminate a director's liability for monetary damages for (i) any transaction from which the director receives an improper financial benefit,
(ii) an intentional infliction of harm on the Company or its shareholders,
(iii) an improper distribution or dividend to shareholders or improper repurchase or redemption of Company stock, (iv) an intentional violation of criminal law or (v) a breach of the director's duty of loyalty to the Company or its shareholders. In addition, the proposed amendment would not apply to claims made against directors by third parties, to persons who are officers as well as directors when acting in their capacities as officers or to claims arising from acts taken or omitted prior to the time the amendment becomes effective. If approved by the shareholders, the amendment will be delivered promptly after the annual meeting for filing in accordance with Alabama law and will be effective when filed.

  The Board of Directors believes that the limitation of personal liability for the Company's directors is necessary to ensure that the Company continues to be able to attract and retain qualified individuals to serve as directors. Without such a limitation on a director's personal liability, individuals serving or asked to serve as directors may question whether the risks associated with serving as a director exceed the benefits they might receive from such service. Therefore, the Board of Directors recommends that the Company's Articles of Incorporation be amended to add the following Article XII to the Company's Articles of Incorporation:

                                  ARTICLE XII

    A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken, or any failure to take any action in his or her capacity as a director, except for liability for (a) the amount of a financial benefit received by a director to which he or she is not entitled; (b) an intentional infliction of harm on the Corporation or its shareholders; (c) a violation of Section 10-2B-8.33 of the Alabama Business Corporation Law; (d) an intentional violation of criminal law; or (e) a breach of the director's duty of loyalty to the Corporation or its shareholders. Any repeal or modification of this
  Article XII shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification. The provisions of this Article XII shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article XII.

  While the proposed amendment limits the right of shareholders and the Company to sue the Company's directors for monetary damages for acts of negligence, including gross negligence, and for certain breaches of the director's fiduciary duty of care, it does not change or eliminate that duty. It only eliminates monetary damage awards occasioned by certain breaches of that duty. The Board of Directors believes that the diligence and care exercised by directors stem primarily from their desire to act in the best interest of the Company and its shareholders and not from a fear of monetary damage awards. Therefore, the Board of Directors believes that the level of care and diligence exercised by the Company's directors will not be lessened by adoption of the proposed amendment.

  The Board of Directors recognizes that if the proposed amendment is adopted, its principal effect would be that the Company and its shareholders would no longer be able to recover monetary damages based on a claim of breach of the directors' fiduciary duty of care, even if the directors' conduct involved gross negligence, unless the conduct falls within the statutory limitations. The Company and the shareholders will retain the right to pursue equitable remedies, such as an injunction or rescission of a contract. Such equitable remedies, however, may not always be effective, particularly if the Company's shareholders are not aware of a transaction until it is completed. It should be noted that the individual members of the Board of Directors will personally benefit from adoption of the proposed amendment. Also, the proposed amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any director or potential director, and the Company is not aware of any threatened resignation if the proposed amendment is not adopted. However, the Board of Directors strongly believes that the proposed amendment is in the best interest of the Company and its shareholders in that it will enable the Company to remain competitive in attracting and retaining qualified directors.

  Approval by a majority of the votes cast at the meeting in person or by proxy is required to approve the proposal to amend the Company's Articles of Incorporation to add Article XII.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION.

                      PROPOSAL TO RATIFY THE SELECTION OF
                             INDEPENDENT AUDITORS

  Upon the recommendation of the Audit Committee, the Board of Directors has approved the retention of KPMG Peat Marwick LLP ("Peat Marwick") as independent auditors of the Company for the fiscal year ending June 28, 1997, which selection will be submitted to the shareholders for ratification. Peat Marwick was initially engaged as the Company's independent auditors in connection with its initial public stock offering in late 1983 and has continued to serve in that capacity. If shareholders do not ratify the Board of Directors' selection of Peat Marwick by the affirmative vote of at least a majority of the votes cast at the meeting in person or by proxy, the selection of independent auditors will be reconsidered by the Board.

  Representatives of Peat Marwick are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will also be available at the meeting to respond to appropriate questions from shareholders.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

  Any shareholder who desires to present a proposal qualified for inclusion in the Company's proxy materials for the 1997 annual meeting must forward the proposal in writing to the Secretary of the Company at the address shown on the first page of this proxy statement in time to arrive at the Company no later than May 19, 1997.

QUORUM, VOTING OF PROXIES AND VOTE REQUIRED

  The presence at the meeting, in person or by proxy, of the holders of a majority of the Common Stock of the Company entitled to vote is necessary to constitute a quorum. Shareholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. The election of directors is determined by plurality vote. The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote is required to approve the DSOP. Approval by a majority of the votes cast at the meeting in person or by proxy is required to approve the amendment to the Company's Articles of Incorporation and to ratify the appointment of Peat Marwick as independent auditors for the fiscal year ending June 28, 1997. Abstentions will be counted as a vote against, and broker non-votes will be counted as not present with respect to, the proposal to approve the DSOP, but abstentions and broker non-votes will not affect the outcome of any other matter.

  The Board of Directors does not know of any matters other than those described in this proxy statement that will be presented for consideration at the meeting. If any other matter should properly be so presented, it is intended that the proxies in the accompanying form will be voted on the matter in accordance with the judgment of the person or persons voting them.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                 [Signature of Timothy E. Kullman appears here]
                                                 TIMOTHY E. KULLMAN
                                            Senior Vice President, Chief
                                                      Financial
                                          Officer, Treasurer and Secretary

Mobile, Alabama
September 16, 1996

             YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND
               SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE
                        ACCOMPANYING POSTPAID ENVELOPE.

                                                                     APPENDIX A

                                DELCHAMPS, INC.

                         DIRECTORS' STOCK OPTION PLAN

1.PURPOSE OF THE PLAN.

  The purpose of the Directors' Stock Option Plan of Delchamps, Inc. is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain Directors of experience and ability, and to encourage the highest level of Directors' performance by providing Directors with a proprietary interest in the Company's financial success and growth.

2.DEFINITIONS.

  2.1 "Board" means the Board of Directors of the Company.

  2.2 "Committee" means the Compensation Committee of the Board or a subcommittee thereof as shall be appointed by the Board from time to time. The Committee shall consist of two or more members of the Board none of whom shall be Employees of the Company.

  2.3 "Common Stock" means the common stock, $.01 par value per share, of the Company.

  2.4 "Company" means Delchamps, Inc., an Alabama corporation.

  2.5 "Director" means a member of the Board who is not an Employee.

  2.6 "Employee" means any full-time employee of the Company, or any of its present or future parent or subsidiary corporations.

  2.7 "Fair Market Value" means (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

  2.8 "Participant" means each Director.

  2.9 "Option" means a stock option that does not satisfy the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.

  2.10 "Plan" means the Delchamps, Inc. Directors' Stock Option Plan as set forth herein and as amended from time to time.

3.SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

  Subject to the provisions of Section 7, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to exercise of Options under the Plan is 40,000 shares of Common Stock. Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company.

4.ADMINISTRATION OF THE PLAN.

  4.1 The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind rules and to make all other determinations necessary for the Plan's administration.

  4.2 All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Option.

5.ELIGIBILITY.

  5.1 Each Director shall be automatically granted an Option to acquire 5,000 shares of Common Stock on July 29, 1996, subject to approval of the Plan by the shareholders of the Company at the next annual meeting.

  5.2 Each person who becomes a Director from July 30, 1996 to July 29, 1999 will also receive an Option to acquire 5,000 shares of Common Stock on the date such person becomes a Director.

6.TERMS AND CONDITIONS OF OPTIONS.

  6.1 Except in the event of acceleration of exercisability as provided in Sections 6.5 and 8.2 hereof, the Options granted to Directors on July 29, 1996 under the Plan shall become exercisable as follows:

  One-third of the total number of shares covered by the Option beginning July 29, 1997;

  Two-thirds of the total number of Shares covered by the Option beginning July 29, 1998, less any shares previously issued;

  100% of the total number of Shares covered by the Option beginning July 29, 1999, less any shares previously issued.

  6.2 Except in the event of acceleration of exercisability as provided in Sections 6.5 and 8.2 hereof, an Option granted to a person who becomes a Director from July 30, 1996 to July 29, 1999 shall become exercisable in equal portions on July 29 of each year following the date such person joins the Board such that the Option shall be fully exercisable on July 29, 1999.

  6.3 No Option granted to a Director under the terms of the Plan may be exercised after July 29, 2001.

  6.4 The exercise price of the Options granted to Directors shall be equal the Fair Market Value, as defined in the Plan, of a share of Common Stock on the date of grant.

  6.5 The Committee may accelerate the exercisability of any Option at any time in its discretion.

  6.6 In the event a Director ceases to serve on the Board of Directors of the Company for any reason, the Options granted hereunder must be exercised, to the extent otherwise exercisable at the time of termination of Board service, within one year from the date of termination of Board service.

  6.7 An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by uncertified or certified check; (c) by delivery of shares of Common Stock, which shares shall be valued for this purpose at their Fair Market Value on the date such option is exercised, and, unless otherwise determined by the Committee, shall have been held by the Participant for at least six months; (d) by simultaneously exercising options and selling the shares of Common Stock acquired pursuant to a brokerage or similar arrangement and using the proceeds from such sale as payment of the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee. In the case of delivery of an uncertified check upon exercise of a stock option, no shares shall be issued until the check has been paid in full. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a shareholder.

7.ADJUSTMENT PROVISIONS.

  In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to Options, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to Options, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any Option shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide Participants with the same relative rights before and after such adjustment.

8.CHANGE OF CONTROL.

  8.1 A Change of Control shall mean:

  (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30% of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control:

    (i) any acquisition of Common Stock directly from the Company,

    (ii) any acquisition of Common Stock by the Company,

    (iii) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

    (iv) any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subsection
  (c) of this Section 8.1; or

  (b) individuals who, as of the date the Plan was adopted by the Board of Directors (the "Approval Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

  (c) consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

    (i) all or substantially all of the individuals and entities who were the beneficial owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (i) and paragraphs (ii) and (iii), shall include a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and

    (ii) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 20% or more of the combined voting power of the then outstanding voting securities of such corporation, and

    (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

  (d) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

  8.2 Upon a Change of Control, or immediately prior to the closing of a transaction that will result in a Change of Control if consummated, all outstanding Options granted pursuant to the Plan shall automatically become fully exercisable.

9. GENERAL PROVISIONS.

  9.1 Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a Director or affect the right of the Company to terminate the services of any Participant.

  9.2 No shares of Common Stock will be issued or transferred pursuant to an Option unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the exercise of an Option, the Company may require the Participant to take any reasonable action to meet such requirements.

  9.3 No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

  9.4 Options granted under the Plan shall not be transferrable except: (a) by will, (b) by the laws of descent or distribution; (c) pursuant to a domestic relations order, as defined in the Code, to family members, to a family partnership, to a trust for the benefit of family members or to charitable institutions, if permitted by the Committee and so provided in the Option agreement or an amendment thereto. Any attempt at assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein, shall be null and void and without effect.

  9.5 Each Option shall be evidenced by a written instrument, including terms and conditions consistent with the Plan, as the Committee may determine.

10. AMENDMENT AND TERMINATION.

  10.1 The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time.

  10.2 No amendment, suspension or termination of the Plan will, without the consent of the holder, alter, terminate, impair or adversely affect any right or obligation under any Option previously granted under the Plan.

  10.3 Notwithstanding the provisions of Section 10.1, if required for the availability of the exemption provided by Rule 16b-3 under the 1934 Act, the Board may not amend the provisions of Section 5 or the definition of Director in Section 2 more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employment Retirement Income Security Act or the rules thereunder.

11. EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

  This Plan shall become effective upon adoption by the Board, subject to approval by the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the subject at the 1996 Annual Meeting of Shareholders of the Company.

                                                              PRELIMINARY COPIES
                              VOTING INSTRUCTIONS
  The undersigned hereby instructs First Alabama Bank, as trustee of the Delchamps, Inc. Retirement Savings Plan, to vote in the manner designated below all shares of Delchamps, Inc. Common Stock held by such Trust for the account of the undersigned on September 12, 1996, at the annual meeting of shareholders to be held on October 22, 1996, or at any adjournment thereof.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
1. Election of Directors.
 FOR [_]                        WITHHOLD AUTHORITY [_]
 all nominees listed below      to vote for all nominees
 (except as marked to the       listed below
 contrary below)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
   John A.             Carl F.           Timothy E.
   Caddell             Bailey              Kullman
 for a term          for a term          for a term
  expiring            expiring            expiring
    1999                1999                1999
2. Proposal to approve the Directors' Stock Option Plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN

3. Proposal to amend the Company's Articles of Incorporation to add a provision eliminating the personal liability of the Company's directors to the Company or its shareholders for money damages under the circumstances described in the Company's 1996 proxy statement.
                         [_] FOR[_] AGAINST[_] ABSTAIN

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 28, 1997.
                         [_] FOR[_] AGAINST[_] ABSTAIN


  UPON RECEIPT OF THESE INSTRUCTIONS PROPERLY EXECUTED, THE SHARES HELD FOR THE ACCOUNT OF THE UNDERSIGNED WILL BE VOTED IN THE MANNER DIRECTED. IF THESE INSTRUCTIONS ARE PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE TRUSTEE IS AUTHORIZED TO VOTE ALL SHARES HELD BY IT IN ITS DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Date: ____________, 1996  _____________________________________________________
                                        Signature of Participant

                          _____________________________________________________
                                           Name: Please Print

    PLEASE MARK, SIGN, DATE AND RETURN THESE INSTRUCTIONS PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                                                              PRELIMINARY COPIES
                              VOTING INSTRUCTIONS

  The undersigned hereby instructs First Alabama Bank, as trustee of the Delchamps, Inc. Employee Stock Ownership Trust, to vote in the manner designated below all shares of Delchamps, Inc. Common Stock held by such Trust for the account of the undersigned on September 12, 1996, at the annual meeting of shareholders to be held on October 22, 1996, or at any adjournment thereof.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
1. Election of Directors.
 FOR [_]                        WITHHOLD AUTHORITY [_]
 all nominees listed below      to vote for all nominees
 (except as marked to the       listed below
 contrary below)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
   John A.             Carl F.           Timothy E.
   Caddell             Bailey              Kullman
 for a term          for a term          for a term
  expiring            expiring            expiring
    1999                1999                1999

2. Proposal to approve the Directors' Stock Option Plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN

3. Proposal to amend the Company's Articles of Incorporation to add a provision eliminating the personal liability of the Company's directors to the Company or its shareholders for money damages under the circumstances described in the Company's 1996 proxy statement.
                         [_] FOR[_] AGAINST[_] ABSTAIN

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 28, 1997.
                         [_] FOR[_] AGAINST[_] ABSTAIN


  UPON RECEIPT OF THESE INSTRUCTIONS PROPERLY EXECUTED, THE SHARES HELD FOR THE ACCOUNT OF THE UNDERSIGNED WILL BE VOTED IN THE MANNER DIRECTED. IF THESE INSTRUCTIONS ARE PROPERLY EXECUTED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE TRUSTEE IS AUTHORIZED TO VOTE ALL SHARES HELD BY IT IN ITS DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Date: ____________, 1996  _____________________________________________________
                                        Signature of Participant

                          _____________________________________________________
                                           Name: Please Print

    PLEASE MARK, SIGN, DATE AND RETURN THESE INSTRUCTIONS PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                                                              PRELIMINARY COPIES
                                     PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                DELCHAMPS, INC.
  The undersigned hereby appoints Timothy E. Kullman, Richard W. La Trace,
David W. Morrow, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Delchamps, Inc, (the "Company") held of record by the undersigned on September 12, 1996, at the annual meeting of shareholders to be held on October 22, 1996, or at any adjournment thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
1. Election of Directors.
 FOR [_]                        WITHHOLD AUTHORITY [_]
 all nominees listed below      to vote for all nominees
 (except as marked to the       listed below
 contrary below)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
   John A.             Carl F.           Timothy E.
   Caddell             Bailey              Kullman
 for a term          for a term          for a term
  expiring            expiring            expiring
    1999                1999                1999
2. Proposal to approve the Directors' Stock Option Plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN

3. Proposal to amend the Company's Articles of Incorporation to add a provision eliminating the personal liability of the Company's directors to the Company or its shareholders for money damages under the circumstances described in the Company's 1996 proxy statement.
                         [_] FOR[_] AGAINST[_] ABSTAIN

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 28, 1997.
                         [_] FOR[_] AGAINST[_] ABSTAIN


  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE INDIVIDUALS DESIGNATED AS PROXIES ON THE REVERSE SIDE HEREOF ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Date: ____________, 1996  _____________________________________________________
                                        Signature of Shareholder

                          _____________________________________________________
                                        Signature if held jointly

                                Please sign exactly as name appears on the
                              certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.